UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
December 31, 2025

WESTERN ASSET
EMERGING MARKETS
DEBT FUND INC. (EMD)

Managed Distribution Policy: The Fund’s Board of Directors (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.0950 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objectives
The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries.
What’s inside

Western Asset Emerging Markets Debt Fund Inc.

II

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund Inc. for the twelve-month reporting period ended December 31, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
January 30, 2026

III
Western Asset Emerging Markets Debt Fund Inc.

Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation. The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. In selecting investments for the Fund, we use a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. We also make an assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the emerging markets debt asset class.
After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio. In selecting foreign and emerging market issuer debt for investment, we consider the economic and political conditions within the issuer’s country, overall and external debt levels and debt service ratios, access to capital markets and debt service payment history.
At Western Asset Management Company, LLC (Western Asset), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael Buchanan, Prashant Chandran, Christopher Kilpatrick and Rafael Zielonka.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility but generated a solid return over the twelve-months ended December 31, 2025. The market was driven by several factors, including mixed economic data, moderating but “sticky” inflation, shifting U.S. Federal Reserve (Fed) monetary policy, a trade tensions between the U.S. and its trading partners, a 43-day government shutdown, and several geopolitical issues.
Looking back, the Fed lowered interest rates in September 2024 (the first reduction since 2020) and again in November and December 2024. The December reduction put the federal funds target rate at 4.25%-4.50%, the lowest level since December 2022. The Fed then remained on hold at its first five meetings in 2025, as it weighed the impact of U.S President’s tariffs on the economy and inflation. The Fed then lowered rates at its September, October and December 2025 meetings, citing concerns over the labor market.
Both short- and long-term U.S. Treasury yields declined during the year. The two-year U.S. Treasury yield began the period at 4.25% and ended at 3.47%, whereas the ten-year U.S. Treasury yield began the period at 4.58% and ended at 4.18%.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Fund overview (cont’d)
Against this macro backdrop, emerging market (EM) debt posted a strong return. The U.S. dollar-denominated sovereign debt sector, as measured by the JPMorgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)i, returned 14.30%, while local currency sovereign debt, as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversifiedii, returned 19.26% during the 12 months ended December 31, 2025. EM corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad Diversifiediii, returned 8.73% during the same period.
Q. How did we respond to these changing market conditions?
A. During 2025, we continued to actively manage the Fund as we balanced macroeconomic headwinds and trade uncertainty to EM growth. We felt valuations were attractive. Additionally, we felt the U.S. dollar strength from 2024 could moderate or even reverse course. As the year progressed, global inflation was moderate and markets gained confidence that central banks globally would cut rates and financial conditions would remain supportive of risk assets. We used additional leverage in 2025 given this macro backdrop, valuations and the falling cost of capital from lower front-end rates.
From a sector perspective, we complemented our historical allocation to income-generating EM corporates with an increase in exposure to high-yield rated global corporate bonds. In order to fund this increase, we reduced our large overweight to frontier sovereigns, a very strong performer for the last couple of years. We continued with our more moderate approach towards EM foreign exchange (FX), aggregate exposure to non-U.S. dollar-denominated investments totaled roughly 9% of the Fund at the end of the reporting period.
From a ratings perspective, we improved the overall quality of the portfolio as the year progressed and lower-quality assets outperformed. We reduced our overweight to CCC and below rated assets closer to a market weight positioning versus the market. Additionally, we added BB-rated, or higher quality global high-yield positions to the portfolio, increasing our overweight to this portion of the market.
U.S. Treasury futures and currency forwards were used to manage the Fund’s duration, yield curve, and currency exposures. These derivatives are typically used for hedging and risk management purposes in the Fund. In aggregate, these instruments were a detractor for returns.
The use of leverage to enhance income was managed during the period to reduce volatility and ensure adequate margin coverage. We ended the period with leverage at roughly 27% of the total assets of the Fund, versus roughly 24% at the beginning of the period. The use of leverage meaningfully contributed to performance during the year.
Performance review
For the twelve months ended December 31, 2025, Western Asset Emerging Markets Debt Fund Inc. returned 17.50% based on its net asset value (NAV)iv and 23.22% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmark, the JPM EMBI Global Diversified, returned 14.30% for the same period.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

The Fund has adopted a managed distribution policy (the Managed Distribution Policy). Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $1.11 per share of which $0.34 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2025. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2025
Price Per Share	12-Month Total Return**
$11.24 (NAV)	17.50%†
$10.63 (Market Price)	23.22%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. The Fund performed very well in 2025, with the largest contributor being generally positive country allocation decisions. In particular, overweights to Argentina, Mexico, Venezuela, Brazil, Chile and several frontier countries in Africa were additive for returns. Additionally, exposure to corporates contributed to returns, including our overweight in energy, metals and mining, gaming, communications and pharmaceuticals — all of which outperformed the market.
Q. What were the leading detractors from performance?
A. Certain allocation decisions detracted from performance. An underweight to Saudi Arabia and Asia in general was a headwind for returns. Within Asia, underweights to Pakistan, China and the Philippines were specific detractors, although we found these countries to be less favorable from a valuation perspective. Finally, there weren’t any overweights or underweights to the corporate sectors that produced any material underperformance relative to the market.
*
For the tax character of distributions paid during the fiscal year ended December 31, 2025, please refer to page 52 of this report.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Fund overview (cont’d)
Looking for additional information?
The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XEMDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
January 27, 2026
RISKS: The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. High yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may make significant investments in derivative instruments, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the Fed or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of December 31, 2025, and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 30 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2025 were: sovereign bonds (75.2%), energy (17.3%), materials (6.2%), industrials (5.7%) and utilities (5.6%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”) tracks total returns for local-currency bonds issued by emerging market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but it does not factor in regulatory/tax hurdles in assessing eligibility. For this index, the maximum weight to a country is capped at 10%.
ii
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index tracks total returns for local-currency bonds issued by emerging market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but it does not factor in regulatory/tax hurdles in assessing eligibility. For this index, the maximum weight to a country is capped at 10%.
iii
JPMorgan Corporate Emerging Markets Bond Index Broad Diversified is an expansion of the JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
iv
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

70%
60%
50%
40%
30%
20%
10%
0%
As of December 31, 2025
As of December 31, 2024
56.0
59.3
12.9
15.9
4.6
5.5
4.2
4.1
4.1
4.3
4.0
1.6
3.3
4.0
3.0
2.0
1.7
1.4
1.3
0.5
1.2
0.4
1.1
0.0
0.3
0.0
2.3
1.0
Sovereign bonds
Energy
Materials
Industrials
Utilities
Consumer discretionary
Financials
Communication services
Health care
Real estate
Consumer staples
U.S. government & agency obligations
Information technology
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of December 31, 2025, and December 31, 2024, and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 12/31/25	17.50%
Five Years Ended 12/31/25	2.95
Ten Years Ended 12/31/25	4.71
Cumulative total returns[1]
12/31/15 through 12/31/25	58.38%

Market Price
Average annual total returns[2]
Twelve Months Ended 12/31/25	23.22%
Five Years Ended 12/31/25	4.80
Ten Years Ended 12/31/25	6.98
Cumulative total returns[2]
12/31/15 through 12/31/25	96.27%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Fund performance (unaudited) (cont’d)
Historical performance
Value of $10,000 invested in
Western Asset Emerging Markets Debt Fund Inc. vs. JPMorgan Emerging Markets Bond Index Global
Diversified† — December 2015 - December 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $10,000 invested in Western Asset Emerging Markets Debt Fund Inc. on December 31, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through December 31, 2025. The hypothetical illustration also assumes a $10,000 investment in the JPMorgan Emerging Markets Bond Index Global Diversified. The JPMorgan Emerging Markets Bond Index Global Diversified (the “Index”) tracks total returns for local-currency bonds issued by emerging market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but it does not factor in regulatory/tax hurdles in assessing eligibility. For this index, the maximum weight to a country is capped at 10%. Please note that an investor cannot invest directly in an index.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 75.1%
Angola — 2.8%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	2,150,000	$2,163,755 (a)
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	4,930,000	4,820,146 (b)
Angolan Government International Bond, Senior Notes	9.125%	11/26/49	13,560,000	11,655,096 (a)
Total Angola				18,638,997
Argentina — 4.4%
Argentine Republic Government International Bond, Senior Notes, Step bond (4.125% to 7/9/27 then 4.750%)	4.125%	7/9/35	20,300,000	15,153,950
Bonos Para La Reconstruccion De Una Argentina Libre, Senior Notes	3.000%	5/31/26	2,010,000	1,338,857
Provincia de Buenos Aires, Senior Notes	6.625%	9/1/37	10,378,956	7,993,664 (b)
Provincia de Buenos Aires, Senior Notes	6.625%	9/1/37	3,260,320	2,511,033 (a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	1,199,266	1,193,270 (b)(c)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	412,500	410,438 (a)(c)
Total Argentina				28,601,212
Armenia — 1.0%
Republic of Armenia International Bond, Senior Notes	3.600%	2/2/31	7,000,000	6,384,467 (b)
Bahamas — 1.8%
Bahamas Government International Bond, Senior Notes	9.000%	6/16/29	8,000,000	8,652,000 (b)
Bahamas Government International Bond, Senior Notes	6.950%	11/20/29	3,000,000	3,088,500 (b)
Total Bahamas				11,740,500
Bahrain — 2.7%
Bahrain Government International Bond, Senior Notes	7.000%	10/12/28	2,000,000	2,087,624 (a)
Bahrain Government International Bond, Senior Notes	5.625%	9/30/31	7,000,000	6,960,855 (a)
Bahrain Government International Bond, Senior Notes	7.500%	9/20/47	7,400,000	7,644,836 (b)
Bahrain Government International Bond, Senior Notes	6.250%	1/25/51	1,000,000	905,356 (a)
Total Bahrain				17,598,671
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Benin — 0.5%
Benin Government International Bond, Senior Notes	7.960%	2/13/38	3,200,000	$3,324,227 (b)
Chile — 0.6%
Chile Government International Bond, Senior Notes	3.500%	1/31/34	4,000,000	3,687,800 (d)
Colombia — 1.7%
Colombia Government International Bond, Senior Notes	3.250%	4/22/32	3,500,000	2,957,500
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	11,500,000	7,964,900
Total Colombia				10,922,400
Costa Rica — 1.2%
Costa Rica Government International Bond, Senior Notes	6.125%	2/19/31	1,050,000	1,109,062 (a)(c)
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	4,200,000	4,655,700 (b)(c)
Costa Rica Government International Bond, Senior Notes	7.300%	11/13/54	1,800,000	2,026,125 (b)(c)
Total Costa Rica				7,790,887
Dominican Republic — 3.0%
Dominican Republic International Bond, Senior Notes	6.000%	7/19/28	4,800,000	4,923,120 (b)(c)
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	3,800,000	3,665,860 (a)(c)
Dominican Republic International Bond, Senior Notes	5.300%	1/21/41	8,000,000	7,268,000 (a)(c)
Dominican Republic International Bond, Senior Notes	5.875%	1/30/60	4,400,000	3,932,940 (a)(c)
Total Dominican Republic				19,789,920
Ecuador — 2.2%
Ecuador Government International Bond, Senior Notes	6.900%	7/31/35	4,760,000	4,210,220 (a)
Ecuador Government International Bond, Senior Notes, Step bond (5.000% to 7/31/26 then 5.500%)	5.000%	7/31/40	12,680,000	9,960,140 (b)
Total Ecuador				14,170,360
Egypt — 4.1%
Egypt Government Bond	24.829%	8/5/27	247,000,000 EGP	5,293,254
Egypt Government International Bond, Senior Notes	3.875%	2/16/26	2,400,000	2,398,121 (a)
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Egypt — continued
Egypt Government International Bond, Senior Notes	5.800%	9/30/27	640,000	$649,283 (a)
Egypt Government International Bond, Senior Notes	6.588%	2/21/28	2,000,000	2,059,108 (a)
Egypt Government International Bond, Senior Notes	5.875%	2/16/31	5,000,000	5,015,409 (a)
Egypt Government International Bond, Senior Notes	7.625%	5/29/32	1,600,000	1,710,851 (b)
Egypt Government International Bond, Senior Notes	7.903%	2/21/48	10,560,000	9,840,952 (a)
Total Egypt				26,966,978
El Salvador — 1.1%
El Salvador Government International Bond, Senior Notes	0.250%	4/17/30	6,250,000	190,020 (b)
El Salvador Government International Bond, Senior Notes	9.250%	4/17/30	6,250,000	6,817,188 (b)(c)
Total El Salvador				7,007,208
Ethiopia — 1.8%
Ethiopia International Bond, Senior Notes	6.625%	12/11/26	10,900,000	11,730,963 *(a)(e)
Gabon — 0.2%
Gabon Government International Bond, Senior Notes	6.625%	2/6/31	2,000,000	1,556,521 (a)
Ghana — 0.4%
Ghana Government International Bond, Senior Notes, Step bond (5.000% to 7/3/28 then 6.000%)	5.000%	7/3/29	2,928,358	2,882,732 (b)(c)
Guatemala — 1.2%
Guatemala Government Bond, Senior Notes	5.375%	4/24/32	4,300,000	4,355,900 (b)(c)
Guatemala Government Bond, Senior Notes	6.600%	6/13/36	3,000,000	3,232,500 (b)(c)
Total Guatemala				7,588,400
Hungary — 2.1%
Hungary Government International Bond, Senior Notes	5.500%	3/26/36	11,000,000	11,002,774 (b)(c)
Hungary Government International Bond, Senior Notes	3.125%	9/21/51	1,300,000	804,896 (b)(c)
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Hungary — continued
Magyar Export-Import Bank Zrt, Senior Notes	6.125%	12/4/27	1,900,000	$1,954,452 (b)(c)
Total Hungary				13,762,122
Indonesia — 1.3%
Indonesia Government International Bond, Senior Notes	6.625%	2/17/37	3,210,000	3,669,806 (a)(c)
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	5,000,000	5,038,622 (b)(d)
Total Indonesia				8,708,428
Ivory Coast — 2.1%
Ivory Coast Government International Bond, Senior Notes	5.250%	3/22/30	4,800,000 EUR	5,682,721 (a)
Ivory Coast Government International Bond, Senior Notes	7.625%	1/30/33	3,910,000	4,236,287 (b)(c)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	2,500,000	2,507,483 (a)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	1,200,000	1,203,592 (b)
Total Ivory Coast				13,630,083
Jamaica — 0.6%
Jamaica Government International Bond, Senior Notes	9.625%	11/3/30	617,000,000 JMD	4,121,972
Jordan — 2.3%
Jordan Government International Bond, Senior Notes	7.750%	1/15/28	3,120,000	3,259,099 (b)
Jordan Government International Bond, Senior Notes	7.500%	1/13/29	1,600,000	1,684,855 (a)
Jordan Government International Bond, Senior Notes	5.850%	7/7/30	6,350,000	6,415,099 (a)
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	3,820,000	3,842,026 (b)
Total Jordan				15,201,079
Kenya — 0.9%
Republic of Kenya Government International Bond, Senior Notes	7.250%	2/28/28	4,680,000	4,805,954 (a)
Republic of Kenya Government International Bond, Senior Notes	8.000%	5/22/32	900,000	933,430 (a)
Total Kenya				5,739,384
Mexico — 2.1%
Eagle Funding Luxco Sarl, Senior Notes	5.500%	8/17/30	1,400,000	1,427,776 (b)(c)
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Mexico — continued
Mexican Bonos, Bonds	5.750%	3/5/26	218,080,000 MXN	$12,068,236
Total Mexico				13,496,012
Mozambique — 0.3%
Mozambique International Bond, Senior Notes	9.000%	9/15/31	2,000,000	1,715,462 (a)
Nigeria — 2.5%
Nigeria Government International Bond, Senior Notes	6.125%	9/28/28	1,820,000	1,833,149 (a)
Nigeria Government International Bond, Senior Notes	8.375%	3/24/29	1,500,000	1,599,362 (a)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	2,600,000	2,723,277 (a)
Nigeria Government International Bond, Senior Notes	7.696%	2/23/38	9,930,000	9,946,809 (a)
Total Nigeria				16,102,597
Oman — 2.3%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	7,500,000	7,684,277 (b)
Oman Government International Bond, Senior Notes	6.750%	1/17/48	6,500,000	7,173,553 (a)
Total Oman				14,857,830
Panama — 1.1%
Panama Government International Bond, Senior Notes	9.375%	4/1/29	910,000	1,039,220 (c)
Panama Government International Bond, Senior Notes	4.500%	4/16/50	2,430,000	1,882,885 (c)
Panama Government International Bond, Senior Notes	3.870%	7/23/60	6,700,000	4,454,495 (c)
Total Panama				7,376,600
Paraguay — 1.1%
Paraguay Government International Bond, Senior Notes	7.900%	2/9/31	22,024,000,000 PYG	3,196,976 (b)
Paraguay Government International Bond, Senior Notes	2.739%	1/29/33	1,900,000	1,700,521 (b)(c)
Paraguay Government International Bond, Senior Notes	6.650%	3/4/55	2,220,000	2,418,510 (b)(c)
Total Paraguay				7,316,007
Peru — 1.1%
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	5,498,000	6,940,950 (c)
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Poland — 2.1%
Bank Gospodarstwa Krajowego, Senior Notes	5.375%	5/22/33	6,300,000	$6,490,883 (b)(c)
Republic of Poland Government International Bond, Senior Notes	4.875%	10/4/33	7,000,000	7,130,668 (d)
Total Poland				13,621,551
Qatar — 2.2%
Qatar Government International Bond, Senior Notes	4.625%	6/2/46	10,000,000	9,268,920 (a)
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	4,920,000	4,867,863 (b)(c)
Total Qatar				14,136,783
Romania — 3.4%
Romanian Government International Bond, Senior Notes	3.625%	3/27/32	16,840,000	15,429,773 (a)
Romanian Government International Bond, Senior Notes	7.500%	2/10/37	6,200,000	6,873,633 (b)(c)
Total Romania				22,303,406
Saudi Arabia — 0.3%
Saudi Government International Bond, Senior Notes	4.625%	10/4/47	2,500,000	2,171,236 (a)
Senegal — 0.2%
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	2,000,000	1,166,877 (a)
South Africa — 2.2%
Republic of South Africa Government Bond	6.250%	3/31/36	35,700,000 ZAR	1,833,272
Republic of South Africa Government Bond	6.500%	2/28/41	93,920,000 ZAR	4,501,022
Republic of South Africa Government International Bond, Senior Notes	6.125%	12/11/37	1,250,000	1,234,860 (b)
Republic of South Africa Government International Bond, Senior Notes	5.000%	10/12/46	5,000,000	3,927,311 (c)
Republic of South Africa Government International Bond, Senior Notes	5.750%	9/30/49	2,000,000	1,688,098 (c)
Republic of South Africa Government International Bond, Senior Notes	7.250%	12/11/55	1,170,000	1,161,801 (b)
Total South Africa				14,346,364
South Korea — 0.1%
Korea Housing Finance Corp., Senior Notes	3.875%	9/17/30	1,000,000	991,613 (b)
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Sri Lanka — 0.1%
Sri Lanka Government International Bond, Senior Notes, Step bond (3.100% to 7/15/27 then 3.350%)	3.100%	1/15/30	517,950	$493,645 (b)
Supranational — 5.3%
Africa Finance Corp., Senior Notes	3.750%	10/30/29	3,000,000	2,896,758 (a)
African Export-Import Bank, Senior Notes	2.634%	5/17/26	3,100,000	3,074,089 (a)
African Export-Import Bank, Senior Notes	3.798%	5/17/31	3,000,000	2,683,937 (b)(c)
Asian Development Bank, Senior Notes	20.000%	3/27/26	4,791,000,000 NGN	3,346,469
Asian Development Bank, Senior Notes	30.000%	7/29/26	370,980,000 TRY	8,253,402
European Bank for Reconstruction & Development, Senior Notes	21.000%	7/21/26	2,850,000,000 NGN	1,980,986
Inter-American Development Bank, Senior Notes	6.650%	2/6/31	1,000,000,000 CRC	1,954,294
International Bank for Reconstruction & Development, Senior Notes	6.850%	4/24/28	250,000,000 INR	2,778,924
International Bank for Reconstruction & Development, Senior Notes	8.050%	5/10/28	312,500,000 UYU	7,989,023
Total Supranational				34,957,882
Turkey — 1.9%
Turkiye Government International Bond, Senior Notes	5.125%	2/17/28	4,000,000	4,037,340
Turkiye Government International Bond, Senior Notes	9.375%	3/14/29	3,000,000	3,378,392
Turkiye Government International Bond, Senior Notes	7.625%	5/15/34	3,040,000	3,310,145
Turkiye Government International Bond, Senior Notes	4.875%	4/16/43	2,160,000	1,671,559
Total Turkey				12,397,436
Ukraine — 2.1%
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/30	807,487	480,455 (a)
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/34	3,017,457	1,438,302 (a)
Ukraine Government International Bond, Senior Notes, Step bond (4.500% to 2/1/27 then 6.000%)	4.500%	2/1/34	6,686,005	4,108,185 (a)
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Ukraine — continued
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/35	2,549,964	$1,442,798 (a)
Ukraine Government International Bond, Senior Notes, Step bond (4.500% to 2/1/27 then 6.000%)	4.500%	2/1/35	4,258,403	2,567,130 (a)
Ukraine Government International Bond, Senior Notes, Step bond (0.000% to 2/1/27 then 3.000%)	0.000%	2/1/36	2,124,969	1,207,912 (a)
Ukraine Government International Bond, Senior Notes, Step bond (4.500% to 2/1/27 then 6.000%)	4.500%	2/1/36	3,837,998	2,275,009 (a)
Total Ukraine				13,519,791
Uruguay — 2.2%
Uruguay Government International Bond, Senior Notes	5.750%	10/28/34	10,408,526	11,116,306 (d)
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	3,260,000	3,085,427 (c)
Total Uruguay				14,201,733
Uzbekistan — 1.1%
Republic of Uzbekistan International Bond, Senior Notes	3.700%	11/25/30	4,000,000	3,720,598 (a)
Republic of Uzbekistan International Bond, Senior Notes	3.900%	10/19/31	2,000,000	1,853,557 (b)
Republic of Uzbekistan International Bond, Senior Notes	6.900%	2/28/32	1,560,000	1,682,184 (b)
Total Uzbekistan				7,256,339
Venezuela — 1.4%
Venezuela Government International Bond, Senior Notes	7.750%	10/13/26	22,130,000	5,952,970 *(a)(e)
Venezuela Government International Bond, Senior Notes	8.250%	10/13/26	7,000,000	1,988,000 *(a)(e)
Venezuela Government International Bond, Senior Notes	9.250%	9/15/27	4,205,000	1,403,419 *(e)
Total Venezuela				9,344,389

Total Sovereign Bonds (Cost — $440,494,526)				490,259,814
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Corporate Bonds & Notes — 54.6%
Communication Services — 4.0%
Diversified Telecommunication Services — 2.2%
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	2,000,000	$1,388,909 (b)(c)
IHS Holding Ltd., Senior Notes	7.875%	5/29/30	2,160,000	2,230,200 (b)(c)
Telecom Argentina SA, Senior Notes	9.250%	5/28/33	6,150,000	6,435,120 (b)(c)
Turk Telekomunikasyon AS, Senior Notes	7.375%	5/20/29	4,000,000	4,178,004 (b)
Total Diversified Telecommunication Services				14,232,233
Entertainment — 0.4%
Flutter Treasury DAC, Senior Secured Notes	5.875%	6/4/31	1,800,000	1,826,001 (b)(c)
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	871,000	765,670 (c)
Total Entertainment				2,591,671
Media — 1.2%
Grupo Televisa SAB, Senior Notes	5.000%	5/13/45	9,850,000	6,526,085 (c)
Virgin Media Vendor Financing Notes III DAC, Senior Secured Notes	4.875%	7/15/28	1,000,000 GBP	1,317,557 (b)
Total Media				7,843,642
Wireless Telecommunication Services — 0.2%
Millicom International Cellular SA, Senior Notes	6.250%	3/25/29	1,638,900	1,655,081 (b)(c)

Total Communication Services				26,322,627
Consumer Discretionary — 5.4%
Automobile Components — 1.0%
Adient Global Holdings Ltd., Senior Notes	8.250%	4/15/31	2,250,000	2,367,199 (b)(c)
ZF North America Capital Inc., Senior Notes	7.125%	4/14/30	2,500,000	2,524,485 (b)(c)
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	1,500,000	1,483,277 (b)(c)
Total Automobile Components				6,374,961
Automobiles — 0.2%
Hyundai Capital Services Inc., Senior Notes	5.250%	1/22/28	1,500,000	1,532,236 (a)(c)
Broadline Retail — 1.0%
Alibaba Group Holding Ltd., Senior Notes	2.125%	2/9/31	1,600,000	1,454,679 (c)
Prosus NV, Senior Notes	3.257%	1/19/27	2,000,000	1,972,061 (b)(c)
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Broadline Retail — continued
Prosus NV, Senior Notes	3.680%	1/21/30	3,200,000	$3,073,429 (a)(c)
Total Broadline Retail				6,500,169
Hotels, Restaurants & Leisure — 3.2%
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	500,000	436,250 (b)
Las Vegas Sands Corp., Senior Notes	5.625%	6/15/28	3,500,000	3,589,264 (c)
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	1,500,000	1,465,483 (c)
Las Vegas Sands Corp., Senior Notes	6.000%	6/14/30	1,290,000	1,353,665 (c)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	4,500,000	4,458,179 (a)(c)
Melco Resorts Finance Ltd., Senior Notes	6.500%	9/24/33	2,830,000	2,839,796 (b)
Sands China Ltd., Senior Notes	5.400%	8/8/28	2,700,000	2,753,225 (c)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	3,000,000	2,999,739 (b)(c)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	750,000	743,523 (b)(c)
Total Hotels, Restaurants & Leisure				20,639,124

Total Consumer Discretionary				35,046,490
Consumer Staples — 1.6%
Beverages — 0.5%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, Senior Notes	5.250%	4/27/29	3,130,000	3,104,522 (b)(c)
Food Products — 0.8%
Grupo Nutresa SA, Senior Notes	8.000%	5/12/30	3,000,000	3,244,568 (b)
Ulker Biskuvi Sanayi AS, Senior Notes	7.875%	7/8/31	2,000,000	2,109,705 (b)
Total Food Products				5,354,273
Personal Care Products — 0.3%
Natura &Co. Luxembourg Holdings Sarl, Senior Notes	4.125%	5/3/28	2,000,000	1,888,453 (a)(c)

Total Consumer Staples				10,347,248
Energy — 17.3%
Energy Equipment & Services — 0.5%
Yinson Boronia Production BV, Senior Secured Notes	8.947%	7/31/42	2,943,270	3,213,158 (b)(c)
Oil, Gas & Consumable Fuels — 16.8%
Ecopetrol SA, Senior Notes	5.875%	5/28/45	4,900,000	3,649,787 (c)
Ecopetrol SA, Senior Notes	5.875%	11/2/51	3,000,000	2,166,346 (c)
EIG Pearl Holdings Sarl, Senior Secured Notes	3.545%	8/31/36	1,966,902	1,825,587 (b)(c)
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Empresa Generadora de Electricidad Haina SA, Senior Notes	5.625%	11/8/28	4,250,000	$4,177,006 (b)(c)
Galaxy Pipeline Assets Bidco Ltd., Senior Secured Notes	1.750%	9/30/27	798,275	779,142 (a)
Greensaif Pipelines Bidco Sarl, Senior Secured Notes	5.853%	2/23/36	1,500,000	1,570,924 (b)(c)
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	16,300,000	14,735,351 (a)
Pertamina Persero PT, Senior Notes	6.500%	5/27/41	1,500,000	1,613,980 (b)(c)
Pertamina Persero PT, Senior Notes	4.150%	2/25/60	2,000,000	1,491,020 (a)(c)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	3,000,000	3,102,097 (c)
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	4,000,000	4,077,808 (c)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	13,800,000	12,957,665 (c)
Petroleos de Venezuela SA, Senior Notes	6.000%	5/16/26	8,145,000	1,910,002 *(a)(e)
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/26	16,630,000	4,257,280 *(a)(e)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,000,000	1,476,350 (a)(c)
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	2,000,000	2,030,780 (c)
Petroleos Mexicanos, Senior Notes	5.350%	2/12/28	15,500,000	15,569,045 (c)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	8,200,000	7,106,650 (c)
Petronas Capital Ltd., Senior Notes	2.480%	1/28/32	3,000,000	2,694,629 (a)(c)
Puma International Financing SA, Senior Notes	7.750%	4/25/29	3,250,000	3,354,682 (b)(c)
QazaqGaz National Co. JSC, Senior Notes	4.375%	9/26/27	4,200,000	4,190,069 (a)
QazaqGaz NC JSC, Senior Notes	4.375%	9/26/27	3,000,000	2,992,907 (b)(c)
Raizen Fuels Finance SA, Senior Notes	6.450%	3/5/34	1,500,000	1,224,392 (b)(c)
Tengizchevroil Finance Co. International Ltd., Senior Secured Notes	4.000%	8/15/26	7,800,000	7,769,223 (a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	648,000	647,483 (a)(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.550%	11/1/28	750,000	762,979 (b)(c)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	690,000	690,725 (b)(c)
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
YPF SA, Senior Notes	6.950%	7/21/27	1,320,000	$1,331,542 (b)(c)
Total Oil, Gas & Consumable Fuels				110,155,451

Total Energy				113,368,609
Financials — 4.4%
Banks — 3.8%
Banco de Credito e Inversiones SA, Junior Subordinated Notes (8.750% to 5/8/29 then 5 year Treasury Constant Maturity Rate + 4.944%)	8.750%	5/8/29	3,830,000	4,143,543 (b)(c)(f)(g)
Banco del Estado de Chile, Junior Subordinated Notes (7.950% to 5/2/29 then 5 year Treasury Constant Maturity Rate + 3.228%)	7.950%	5/2/29	2,000,000	2,125,850 (b)(c)(f)(g)
Banco Mercantil del Norte SA, Junior Subordinated Notes (5.875% to 1/24/27 then 5 year Treasury Constant Maturity Rate + 4.643%)	5.875%	1/24/27	2,500,000	2,494,282 (a)(c)(f)(g)
Banco Nacional de Panama, Senior Notes	2.500%	8/11/30	4,000,000	3,547,078 (a)(c)
Bank Leumi Le-Israel BM, Senior Notes	5.125%	7/27/27	3,300,000	3,331,383 (a)
Bank Leumi Le-Israel BM, Subordinated Notes (7.129% to 7/18/28 then 5 year Treasury Constant Maturity Rate + 3.466%)	7.129%	7/18/33	1,000,000	1,046,880 (a)(g)
Bank of East Asia Ltd., Subordinated Notes (4.875% to 4/22/27 then 5 year Treasury Constant Maturity Rate + 2.300%)	4.875%	4/22/32	2,800,000	2,801,117 (a)(g)
HSBC Holdings PLC, Junior Subordinated Notes (8.000% to 9/7/28 then 5 year Treasury Constant Maturity Rate + 3.858%)	8.000%	3/7/28	1,800,000	1,904,679 (c)(f)(g)
Mizrahi Tefahot Bank Ltd., Subordinated Notes (3.077% to 4/7/26 then 5 year Treasury Constant Maturity Rate + 2.250%)	3.077%	4/7/31	1,500,000	1,489,451 (a)(g)
Standard Chartered PLC, Senior Notes (2.608% to 1/12/27 then 1 year Treasury Constant Maturity Rate + 1.180%)	2.608%	1/12/28	2,300,000	2,264,755 (a)(g)
Total Banks				25,149,018
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Capital Markets — 0.0%††
Credit Suisse AG AT1 Claim	—	—	2,000,000	$0 *(h)(i)(j)
Insurance — 0.6%
Sagicor Financial Co. Ltd., Senior Notes	5.300%	5/13/28	3,600,000	3,595,446 (b)(c)

Total Financials				28,744,464
Health Care — 2.3%
Health Care Providers & Services — 0.2%
CHS/Community Health Systems Inc., Secured Notes	6.875%	4/15/29	1,750,000	1,559,163 (b)(c)
Pharmaceuticals — 2.1%
Biocon Biologics Global PLC, Senior Secured Notes	6.670%	10/9/29	2,000,000	2,017,703 (b)(c)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	6,500,000	6,439,525 (c)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	1,630,000	1,878,885 (c)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	4,000,000	3,030,178 (c)
Total Pharmaceuticals				13,366,291

Total Health Care				14,925,454
Industrials — 5.7%
Aerospace & Defense — 0.8%
Avolon Holdings Funding Ltd., Senior Notes	2.125%	2/21/26	3,500,000	3,488,823 (b)(c)
Czechoslovak Group AS, Senior Secured Notes	6.500%	1/10/31	1,560,000	1,604,475 (b)
Total Aerospace & Defense				5,093,298
Construction & Engineering — 1.0%
ATP Tower Holdings/Andean Telecom Partners Chile SpA/Andean Tower Partners Colombia SAS, Senior Secured Notes	7.875%	2/3/30	6,500,000	6,707,818 (b)(c)
Electrical Equipment — 0.2%
LG Energy Solution Ltd., Senior Notes	5.375%	4/2/30	1,250,000	1,282,931 (a)(c)
Ground Transportation — 1.5%
Empresa de los Ferrocarriles del Estado, Senior Notes	3.830%	9/14/61	1,800,000	1,256,576 (b)(c)
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	5.000%	1/25/47	2,560,000	2,405,683 (b)(c)
Lima Metro Line 2 Finance Ltd., Senior Secured Notes	4.350%	4/5/36	2,829,501	2,768,698 (b)(c)
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Ground Transportation — continued
Transnet SOC, Senior Notes	8.250%	2/6/28	3,100,000	$3,277,673 (b)(c)
Total Ground Transportation				9,708,630
Machinery — 0.4%
HTA Group Ltd., Senior Notes	7.500%	6/4/29	1,000,000	1,036,060 (b)
Iochpe-Maxion Austria GmbH/Maxion Wheels de Mexico S de RL de CV, Senior Notes	5.000%	5/7/28	2,000,000	1,949,536 (a)(c)
Total Machinery				2,985,596
Passenger Airlines — 0.5%
Latam Airlines Group SA, Senior Secured Notes	7.875%	4/15/30	3,000,000	3,159,060 (b)(c)
Transportation Infrastructure — 1.3%
Adani Ports & Special Economic Zone Ltd., Senior Notes	3.828%	2/2/32	700,000	630,150 (a)(c)
DP World Ltd., Senior Notes	5.625%	9/25/48	5,000,000	4,905,580 (b)(c)
Mersin Uluslararasi Liman Isletmeciligi AS, Senior Notes	8.250%	11/15/28	2,870,000	2,991,369 (b)
Total Transportation Infrastructure				8,527,099

Total Industrials				37,464,432
Information Technology — 0.4%
Communications Equipment — 0.4%
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	9.000%	9/15/29	2,250,000	2,389,476 (b)(c)

Materials — 6.2%
Chemicals — 3.0%
MEGlobal BV, Senior Notes	2.625%	4/28/28	1,600,000	1,537,878 (b)(c)
MEGlobal Canada ULC, Senior Notes	5.875%	5/18/30	4,100,000	4,318,253 (b)(c)
OCP SA, Senior Notes	3.750%	6/23/31	7,000,000	6,561,601 (a)
Sasol Financing USA LLC, Senior Notes	4.375%	9/18/26	6,000,000	5,976,278 (c)
Sasol Financing USA LLC, Senior Notes	5.500%	3/18/31	1,400,000	1,189,682 (c)
Total Chemicals				19,583,692
Construction Materials — 0.2%
Cemex SAB de CV, Senior Notes	5.450%	11/19/29	1,000,000	1,013,232 (a)(c)
Metals & Mining — 3.0%
Antofagasta PLC, Senior Notes	5.625%	5/13/32	1,100,000	1,144,907 (b)(c)
Antofagasta PLC, Senior Notes	5.625%	9/9/35	3,000,000	3,092,250 (b)(c)
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	4,000,000	4,214,376 (b)(c)
Fresnillo PLC, Senior Notes	4.250%	10/2/50	3,000,000	2,401,897 (b)(c)
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Metals & Mining — continued
POSCO, Senior Notes	5.750%	1/17/28	3,500,000	$3,609,805 (b)(d)
Samarco Mineracao SA, Senior Notes (9.500% PIK)	9.500%	6/30/31	2,285,985	2,318,309 (a)(c)(k)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	365,421 (c)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	344,000	388,432 (c)
Vedanta Resources Finance II PLC, Senior Notes	10.875%	9/17/29	2,000,000	2,111,890 (b)
Total Metals & Mining				19,647,287

Total Materials				40,244,211
Real Estate — 1.7%
Diversified REITs — 1.4%
Trust Fibra Uno, Senior Notes	4.869%	1/15/30	5,250,000	5,141,322 (b)(c)
Trust Fibra Uno, Senior Notes	4.869%	1/15/30	2,800,000	2,742,039 (a)(c)
Trust Fibra Uno, Senior Notes	6.390%	1/15/50	1,250,000	1,184,810 (a)(c)
Total Diversified REITs				9,068,171
Real Estate Management & Development — 0.0%††
Add Hero Holdings Ltd., Senior Secured Notes (7.500% Cash or 8.500% PIK)	8.500%	9/30/29	2,067,693	98,215 (a)(k)
Add Hero Holdings Ltd., Senior Secured Notes (8.000% Cash or 9.000% PIK)	9.000%	9/30/30	1,683,971	33,679 (a)(k)
Add Hero Holdings Ltd., Senior Secured Notes (8.800% Cash or 9.800% PIK)	9.800%	9/30/31	2,222,875	44,458 (a)(k)
China Aoyuan Group Ltd., Senior Notes, Step bond (0.000% to 9/30/31 then 1.000%)	0.000%	3/30/2173	2,917,855	21,884 (a)(f)
China Aoyuan Group Ltd., Senior Secured Notes (5.500% PIK)	5.500%	9/30/31	813,074	14,229 (a)(k)
Total Real Estate Management & Development				212,465
Retail REITs — 0.3%
InRetail Shopping Malls, Senior Notes	5.650%	10/16/32	2,000,000	2,015,601 (b)

Total Real Estate				11,296,237
Utilities — 5.6%
Electric Utilities — 3.7%
AES Panama Generation Holdings SRL, Senior Secured Notes	4.375%	5/31/30	933,509	879,085 (a)
Comision Federal de Electricidad, Senior Notes	3.348%	2/9/31	2,020,000	1,836,598 (b)(c)
Comision Federal de Electricidad, Senior Notes	3.875%	7/26/33	1,000,000	886,705 (a)(c)
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Electric Utilities — continued
Comision Federal de Electricidad, Senior Notes	4.677%	2/9/51	1,000,000	$755,392 (a)(c)
Eskom Holdings, Senior Notes	4.314%	7/23/27	9,600,000	9,550,913 (a)
Instituto Costarricense de Electricidad, Senior Notes	6.750%	10/7/31	3,100,000	3,291,022 (b)(c)
Pampa Energia SA, Senior Notes	7.950%	9/10/31	350,000	362,827 (b)(c)
Pampa Energia SA, Senior Notes	7.875%	12/16/34	1,000,000	1,007,900 (b)(c)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.250%	5/15/47	3,810,000	3,483,824 (a)(c)
Threelands Energy Ltd. Sarl, Senior Notes	7.450%	10/20/35	2,000,000	2,011,509 (b)
Total Electric Utilities				24,065,775
Gas Utilities — 0.7%
Grupo Energia Bogota SA ESP, Senior Notes	5.750%	10/22/35	2,000,000	1,984,050 (b)(c)
Promigas SA ESP/Gases del Pacifico SAC, Senior Notes	3.750%	10/16/29	3,000,000	2,818,697 (a)(c)
Total Gas Utilities				4,802,747
Independent Power and Renewable Electricity Producers — 1.2%
AES Andes SA, Junior Subordinated Notes (8.150% to 6/10/30 then 5 year Treasury Constant Maturity Rate + 3.835%)	8.150%	6/10/55	2,000,000	2,096,780 (b)(c)(g)
AES Andes SA, Senior Notes	6.250%	3/14/32	800,000	834,702 (b)(c)
Minejesa Capital BV, Senior Secured Notes	5.625%	8/10/37	3,100,000	3,076,456 (b)(c)
Saavi Energia Sarl, Senior Notes	8.875%	2/10/35	1,600,000	1,737,280 (b)
Total Independent Power and Renewable Electricity Producers				7,745,218

Total Utilities				36,613,740
Total Corporate Bonds & Notes (Cost — $348,882,451)				356,762,988
U.S. Government & Agency Obligations — 1.5%
U.S. Government Obligations — 1.5%
U.S. Treasury Notes	3.875%	5/31/27	4,750,000	4,774,678
U.S. Treasury Notes	3.875%	7/31/27	5,000,000	5,029,687

Total U.S. Government & Agency Obligations (Cost — $9,780,221)				9,804,365
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Senior Loans — 0.1%
Sovereign Bonds — 0.1%
Tanzania — 0.1%
Government of the United Republic of Tanzania, Term Loan A2 (6 mo. Term SOFR + 5.450%) (Cost — $700,000)	9.135%	4/29/31	700,000	$690,375 (g)(h)(i)(l)(m)
			Shares
Common Stocks — 0.0%††
Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd. (Cost — $14,663)			729,465	6,206 *(h)
	Rate	Maturity Date	Face Amount†
Convertible Bonds & Notes — 0.0%††
Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
China Aoyuan Group Ltd., Senior Notes (Cost — $19,431)	0.000%	9/30/28	260,782	3,260 (a)
Total Investments before Short-Term Investments (Cost — $799,891,292)				857,527,008

Short-Term Investments — 3.1%
U.S. Treasury Bills — 3.0%
U.S. Treasury Bills	0.000%	1/2/26	2,900,000	2,900,000 (n)
U.S. Treasury Bills	3.328%	1/22/26	4,000,000	3,992,115 (n)
U.S. Treasury Bills	3.403%	2/3/26	8,000,000	7,975,102 (n)
U.S. Treasury Bills	3.541%	3/3/26	5,000,000	4,970,530 (n)

Total U.S. Treasury Bills (Cost — $19,833,829)				19,837,747
			Shares
Money Market Funds — 0.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $692,208)	3.739%		692,208	692,208 (o)(p)

Total Short-Term Investments (Cost — $20,526,037)				20,529,955
Total Investments — 134.4% (Cost — $820,417,329)				878,056,963
Liabilities in Excess of Other Assets — (34.4)%				(224,834,188)
Total Net Assets — 100.0%				$653,222,775

See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the
United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(e)	The coupon payment on this security is currently in default as of December 31, 2025.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(i)	Security is valued using significant unobservable inputs (Note 1).
(j)	Value is less than $1.
(k)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	Rate shown represents yield-to-maturity.
(o)	Rate shown is one-day yield as of the end of the reporting period.
(p)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2025, the total market value of investments in Affiliated
Companies was $692,208 and the cost was $692,208 (Note 8).

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
Abbreviation(s) used in this schedule:
CRC	—	Costa Rican Colon
DAC	—	Designated Activity Company
EGP	—	Egyptian Pound
EUR	—	Euro
GBP	—	British Pound
INR	—	Indian Rupee
JMD	—	Jamaican Dollar
JSC	—	Joint Stock Company
MXN	—	Mexican Peso
NGN	—	Nigerian Naira
PIK	—	Payment-In-Kind
PYG	—	Paraguay Guarani
SOFR	—	Secured Overnight Financing Rate
TRY	—	Turkish Lira
UYU	—	Uruguayan Peso
ZAR	—	South African Rand
At December 31, 2025, the Fund had the following open reverse repurchase agreements:
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Deutsche Bank AG	4.250%	12/12/2025	2/13/2026	$6,456,797	Sovereign Bonds	$7,196,643
Deutsche Bank AG	4.450%	12/12/2025	2/13/2026	4,610,546	Sovereign Bonds	5,158,205
Deutsche Bank AG	4.500%	10/30/2025	1/29/2026	3,368,016	Sovereign Bonds	3,746,522
Deutsche Bank AG	4.550%	10/30/2025	1/29/2026	5,847,387	Sovereign Bonds	6,468,375
Royal Bank of Canada	4.330%	10/21/2025	1/20/2026	3,486,875	Corporate Bonds & Notes	3,687,367
				$23,769,621		$26,257,112

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
At December 31, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury 2-Year Notes	743	3/26	$155,047,158	$155,130,273	$83,115
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Ultra 10-Year Notes	205	3/26	$23,606,677	$23,578,204	$28,473
Net unrealized appreciation on open futures contracts					$111,588
At December 31, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	1,589,939	ZAR	27,498,500	Morgan Stanley & Co. Inc.	1/15/26	$(68,927)
USD	5,774,886	EUR	4,949,320	Bank of America N.A.	3/13/26	(61,389)
Net unrealized depreciation on open forward foreign currency contracts						$(130,316)

Abbreviation(s) used in this table:
EUR	—	Euro
USD	—	United States Dollar
ZAR	—	South African Rand

Summary of Investments by Country# (unaudited)
Mexico	7.5%
Argentina	4.3
Supranational	4.0
South Africa	3.9
Brazil	3.6
Chile	3.5
Kazakhstan	3.4
Egypt	3.1
Colombia	2.9
Dominican Republic	2.7
Romania	2.5
Turkey	2.5
United States	2.4
Angola	2.1
Indonesia	2.1
Nigeria	2.1
Bahrain	2.0
Israel	2.0
Venezuela	1.8
Jordan	1.7
Oman	1.7
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

 Western Asset Emerging Markets Debt Fund Inc.
Summary of Investments by Country# (unaudited) (cont’d)
Guatemala	1.6%
Uruguay	1.6
Ecuador	1.6
Qatar	1.6
Peru	1.6
Hungary	1.6
Ivory Coast	1.6
Poland	1.6
Ukraine	1.5
Panama	1.3
Bahamas	1.3
Ethiopia	1.3
Costa Rica	1.3
Hong Kong	1.2
United Kingdom	0.9
South Korea	0.8
Paraguay	0.8
Uzbekistan	0.8
El Salvador	0.8
Morocco	0.7
China	0.7
Macau	0.7
Armenia	0.7
Kuwait	0.7
Kenya	0.7
United Arab Emirates	0.7
Saudi Arabia	0.6
Ireland	0.6
India	0.5
Zambia	0.5
Jamaica	0.5
Germany	0.5
Canada	0.4
Singapore	0.4
Benin	0.4
Ghana	0.3
Malaysia	0.3
Tanzania	0.2
Mozambique	0.2
Czech Republic	0.2
Gabon	0.2
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Emerging Markets Debt Fund Inc.
Summary of Investments by Country# (unaudited) (cont’d)
Luxembourg	0.2%
Senegal	0.1
Sri Lanka	0.1
Short-Term Investments	2.3
100.0%

#	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2025, and are subject to change.
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Statement of assets and liabilities
December 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost — $819,725,121)	$877,364,755
Investments in affiliated securities, at value (Cost — $692,208)	692,208
Foreign currency, at value (Cost — $39,589)	39,708
Interest receivable	17,139,086
Deposits with brokers for open futures contracts	892,694
Dividends receivable from affiliated investments	6,892
Prepaid expenses	2,888
Total Assets	896,138,231
Liabilities:
Loan payable (Note 5)	215,000,000
Payable for open reverse repurchase agreements (Note 3)	23,769,621
Payable for securities purchased	1,988,250
Interest and commitment fees payable	972,157
Investment management fee payable	643,504
Unrealized depreciation on forward foreign currency contracts	130,316
Deposits from brokers for open reverse repurchase agreements	110,000
Payable to brokers — net variation margin on open futures contracts	13,806
Due to custodian	10,351
Directors’ fees payable	1,118
Accrued expenses	276,333
Total Liabilities	242,915,456
Total Net Assets	$653,222,775
Net Assets:
Par value ($0.001 par value; 58,130,443 shares issued and outstanding; 100,000,000 shares authorized)	$58,130
Paid-in capital in excess of par value	951,648,147
Total distributable earnings (loss)	(298,483,502)
Total Net Assets	$653,222,775
Shares Outstanding	58,130,443
Net Asset Value	$11.24
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Statement of operations
For the Year Ended December 31, 2025

Investment Income:
Interest	$67,992,423
Dividends from affiliated investments	115,384
Less: Foreign taxes withheld	(14,334)
Total Investment Income	68,093,473
Expenses:
Interest expense (Notes 3 and 5)	11,058,845
Investment management fee (Note 2)	7,226,152
Legal fees	307,487
Commitment fees (Note 5)	296,522
Directors’ fees	203,138
Shareholder reports	174,875
Transfer agent fees	116,620
Fund accounting fees	88,052
Audit and tax fees	72,130
Custody fees	35,649
Stock exchange listing fees	29,792
Insurance	5,586
Miscellaneous expenses	28,317
Total Expenses	19,643,165
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,160)
Net Expenses	19,640,005
Net Investment Income	48,453,468
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(5,043,862)†
Futures contracts	(1,258,764)
Written options	40,632
Forward foreign currency contracts	(620,295)
Foreign currency transactions	114,023
Net Realized Loss	(6,768,266)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	61,789,000
Futures contracts	(190,986)
Forward foreign currency contracts	(2,081,130)
Foreign currencies	(72,919)
Change in Net Unrealized Appreciation (Depreciation)	59,443,965
Net Gain on Investments, Futures Contracts, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions	52,675,699
Increase in Net Assets From Operations	$101,129,167

†	Net of foreign capital gains tax of $992.
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2025	2024
Operations:
Net investment income	$48,453,468	$47,792,281
Net realized loss	(6,768,266)	(28,033,939)
Change in net unrealized appreciation (depreciation)	59,443,965	41,790,101
Increase in Net Assets From Operations	101,129,167	61,548,443
Distributions to Shareholders From (Note 1):
Total distributable earnings	(44,769,763)	(49,385,411)
Return of capital	(19,755,029)	(10,012,807)
Decrease in Net Assets From Distributions to Shareholders	(64,524,792)	(59,398,218)
Fund Share Transactions:
Cost of shares repurchased (0 and 313,122 shares repurchased, respectively)	—	(3,093,858)
Decrease in Net Assets From Fund Share Transactions	—	(3,093,858)
Increase (Decrease) in Net Assets	36,604,375	(943,633)
Net Assets:
Beginning of year	616,618,400	617,562,033
End of year	$653,222,775	$616,618,400
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Statement of cash flows
For the Year Ended December 31, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$101,129,167
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(432,458,062)
Sales of portfolio securities	451,961,098
Net purchases, sales and maturities of short-term investments	(25,940,221)
Payment-in-kind	(605,175)
Net amortization of premium (accretion of discount)	(13,010,028)
Securities litigation proceeds	(3,414)
Decrease in receivable for securities sold	192,850
Increase in interest receivable	(2,715,568)
Increase in prepaid expenses	(326)
Decrease in dividends receivable from affiliated investments	12,172
Decrease in receivable from brokers — net variation margin on open futures contracts	28,750
Increase in deposits from brokers for open reverse repurchase agreements	110,000
Increase in payable for securities purchased	1,988,250
Increase in investment management fee payable	49,740
Decrease in Directors’ fees payable	(16,191)
Increase in interest and commitment fees payable	53,970
Increase in payable to brokers — net variation margin on open futures contracts	13,806
Increase in accrued expenses	49,907
Net realized loss on investments	5,043,862
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(59,707,870)
Net Cash Provided in Operating Activities*	26,176,717
Cash Flows from Financing Activities:
Distributions paid on common stock	(64,524,792)
Proceeds from loan facility borrowings	15,000,000
Increase in due to custodian	10,351
Increase in payable for open reverse repurchase agreements	23,769,621
Net Cash Used by Financing Activities	(25,744,820)
Net Increase in Cash and Restricted Cash	431,897
Cash and restricted cash at beginning of year	500,505
Cash and restricted cash at end of year	$932,402

*	Included in operating expenses is $11,301,397 paid for interest and commitment fees on borrowings.
See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of
Cash Flows.
December 31, 2025
Cash	$39,708
Restricted cash	892,694
Total cash and restricted cash shown in the Statement of Cash Flows	$932,402
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$10.61	$10.57	$10.24	$13.71	$15.38
Income (loss) from operations:
Net investment income	0.83	0.82	0.72	0.75	0.94
Net realized and unrealized gain (loss)	0.91	0.24	0.49	(3.22)	(1.53)
Total income (loss) from operations	1.74	1.06	1.21	(2.47)	(0.59)
Less distributions from:
Net investment income	(0.77)	(0.85)	(0.66)	(0.72)	(0.64)
Return of capital	(0.34)	(0.17)	(0.26)	(0.29)	(0.44)
Total distributions	(1.11)	(1.02)	(0.92)	(1.01)	(1.08)
Anti-dilutive impact of repurchase plan	—	0.00 [2,3]	0.04 [3]	0.01 [3]	—
Net asset value, end of year	$11.24	$10.61	$10.57	$10.24	$13.71
Market price, end of year	$10.63	$9.62	$9.21	$9.11	$12.80
Total return, based on NAV[4,5]	17.50%	10.43%	13.10%	(17.86)%	(4.06)%
Total return, based on Market Price[6]	23.22%	16.10%	12.19%	(20.96)%	(0.34)%
Net assets, end of year (millions)	$653	$617	$618	$617	$833
Ratios to average net assets:
Gross expenses	3.13%	3.55%	3.74%	2.32%	1.59%
Net expenses[7,8]	3.13	3.55	3.74	2.32	1.59
Net investment income	7.72	7.74	7.15	6.94	6.43
Portfolio turnover rate	53%	37%	54%	40%	34%
Supplemental data:
Loan Outstanding, End of Year (000s)	$215,000	$200,000	$250,000	$235,000	$295,000
Asset Coverage Ratio for Loan Outstanding[9]	404%	408%	347%	362%	382%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$4,038	$4,083	$3,470	$3,625	$3,822
Weighted Average Loan (000s)	$208,016	$229,740	$247,575	$266,562	$295,000
Weighted Average Interest Rate on Loan	4.91%	5.85%	5.72%	2.28%	0.79%

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]
The repurchase plan was completed at an average repurchase price of $9.88 for 313,122 shares and $3,093,858 for the year ended December 31, 2024, $8.77 for 1,802,447 shares and $15,810,994 for the year ended
December 31, 2023 and $10.35 for 500,000 shares and $5,175,727 for the year ended December 31, 2022.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[7]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[8]	Reflects fee waivers and/or expense reimbursements.
[9]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors (the “Board”) authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income and the Fund’s secondary objective is to seek capital appreciation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Board.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$490,259,814	—	$490,259,814
Corporate Bonds & Notes:
Financials	—	28,744,464	$0 *	28,744,464
Other Corporate Bonds & Notes	—	328,018,524	—	328,018,524
U.S. Government & Agency Obligations	—	9,804,365	—	9,804,365
Senior Loans	—	—	690,375	690,375
Common Stocks	—	6,206	—	6,206
Convertible Bonds & Notes	—	3,260	—	3,260
Total Long-Term Investments	—	856,836,633	690,375	857,527,008
Short-Term Investments†:
U.S. Treasury Bills	—	19,837,747	—	19,837,747
Money Market Funds	$692,208	—	—	692,208
Total Short-Term Investments	692,208	19,837,747	—	20,529,955
Total Investments	$692,208	$876,674,380	$690,375	$878,056,963
Other Financial Instruments:
Futures Contracts††	$111,588	—	—	$111,588
Total	$803,796	$876,674,380	$690,375	$878,168,551

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$130,316	—	$130,316

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Purchased options. The Fund may purchase option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.
(c) Written options. The Fund may write option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.
The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(l) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.
(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
As of December 31, 2025, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $130,316. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(o) Distributions to shareholders.  Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. The actual source of the Fund’s fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Board. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(p) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on deposit with the bank will earn interest and be recognized as interest income on the Statement of Operations.
(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset Singapore and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.
FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset London and Western Asset Singapore do not receive any compensation from the Fund and are compensated by Western Asset for their services to the Fund. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
During the year ended December 31, 2025, fees waived and/or expenses reimbursed amounted to $3,160, all of which was an affiliated money market fund waiver.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$410,423,373	$22,034,689
Sales	439,950,856	12,010,242
At December 31, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$824,319,477	$85,050,985	$(31,313,499)	$53,737,486
Futures contracts	—	111,588	—	111,588
Forward foreign currency contracts	—	—	(130,316)	(130,316)
Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2025, were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$16,040,872	4.603%	$23,769,621

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 4.250% to 4.850% during the year ended December 31, 2025. Interest expense incurred on reverse repurchase agreements totaled $701,406.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2025.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$111,588

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$130,316

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of
Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of
Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(43,681)	$(43,681)
Futures contracts	$(1,258,764)	—	(1,258,764)
Written options	—	40,632	40,632
Forward foreign currency contracts	—	(620,295)	(620,295)
Total	$(1,258,764)	$(623,344)	$(1,882,108)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(190,986)	—	$(190,986)
Forward foreign currency contracts	—	$(2,081,130)	(2,081,130)
Total	$(190,986)	$(2,081,130)	$(2,272,116)
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
During the year ended December 31, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Purchased options†	$19,310
Written options†	309
Futures contracts (to buy)	103,876,451
Futures contracts (to sell)	18,389,181
Forward foreign currency contracts (to buy)†	15,913,782
Forward foreign currency contracts (to sell)	43,074,173

*	Based on the average of the market values at each month-end during the period.
†	At December 31, 2025, there were no open positions held in this derivative.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2025.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
Bank of America N.A.	—	$(61,389)	$(61,389)	—	$(61,389)
Morgan Stanley & Co. Inc.	—	(68,927)	(68,927)	—	(68,927)
Total	—	$(130,316)	$(130,316)	—	$(130,316)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Loan
The Fund has a Master Margin Loan Agreement (the “BNYM Credit Agreement”) with The Bank of New York Mellon (“BNYM”) as lender. The BNYM Credit Agreement provides for borrowings in an aggregate principal amount of up to $325,000,000, subject to the terms and conditions therein. Each loan under the BNYM Credit Agreement constitutes an open commitment by BNYM terminable upon 180 days’ notice by the Fund or BNYM. The Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate is a volume weighted median measure of U.S. dollar funding costs for U.S. based banks calculated using both federal funds transactions and overnight euro dollar time deposits. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% except that no commitment fee is accrued when the aggregate outstanding balance of the loan is equal to or greater than 75% of the margin loan commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BNYM. The BNYM Credit Agreement contains

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

certain covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the BNYM Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the year ended December 31, 2025, the Fund incurred commitment fees and interest expense of $296,522 and $10,350,609, respectively, related to the BNYM Credit Agreement. For the year ended December 31, 2025, the average daily loan balance was $208,016,438 and the weighted average interest rate was 4.91%. At December 31, 2025, the Fund had $215,000,000 of borrowings outstanding.
6. Distributions subsequent to December 31, 2025
The following distributions have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/23/2026	1/30/2026	$0.0950
2/20/2026	2/27/2026	$0.0950
3/24/2026	3/31/2026	$0.0950
4/23/2026	4/30/2026	$0.0950
5/21/2026	5/29/2026	$0.0950
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.
During the year ended December 31, 2025, the Fund did not repurchase any shares. During the year ended December 31, 2024, the Fund repurchased and retired 0.52% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 7.92% for the year ended December 31, 2024. Shares repurchased and the corresponding dollar amount are included in the Statements of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.
Since the commencement of the stock repurchase program through December 31, 2025, the Fund repurchased 2,615,569 shares or 4.31% of its common shares outstanding for a total amount of $24,080,579.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
8. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2025. The following transactions were effected in such company for the year ended December 31, 2025.

	Affiliate Value at December 31, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$8,388,923	$191,593,667	191,593,667	$199,290,382	199,290,382

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$115,384	—	$692,208
9. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$44,769,763	$49,385,411
Tax return of capital	19,755,029	10,012,807
Total distributions paid	$64,524,792	$59,398,218
As of December 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(351,141,690)
Other book/tax temporary differences(a)	(936,144)
Unrealized appreciation (depreciation)(b)	53,594,332
Total distributable earnings (loss) — net	$(298,483,502)

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on futures and foreign currency contracts.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities; book/tax differences in the accrual of interest income on securities in default.

10. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Western Asset Emerging Markets Debt Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Emerging Markets Debt Fund Inc. 2025 Annual Report

Additional shareholder information (unaudited)
Results of annual meeting of shareholders
The Annual Meeting of Shareholders of Western Asset Emerging Markets Debt Fund Inc. was held on October 17, 2025 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Election of directors
Nominees	FOR	WITHHELD	ABSTAIN
Nisha Kumar	43,641,839	824,275	384,147
Jane Trust	43,605,574	865,534	379,153
Hillary A. Sale	43,660,583	809,677	380,001
At the Meeting, Mses. Kumar, Trust and Sale were each duly elected by the shareholders to serve as Class II Directors of the Fund until the 2028 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified or until their resignation or are otherwise removed.
At December 31, 2025, in addition to Mses. Kumar, Trust and Sale, the other Directors of the Fund were as follows:
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Peter Mason
Ratification of Selection of Independent Registered Public Accountants
To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended December 31, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
44,277,892	268,763	303,606	N/A
Western Asset Emerging Markets Debt Fund Inc.

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and year service began	Since 2003
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None

Western Asset Emerging Markets Debt Fund Inc.

Independent Directors† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and year service began	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

Western Asset Emerging Markets Debt Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class II
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP (since 2025);
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee, Class III
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)

Western Asset Emerging Markets Debt Fund Inc.

Independent Directors† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class II
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE Futures
Exchange, and CBOE SEF, Director (since 2022); Advisory Board
Member of Foundation Press (academic book publisher)
(since 2019); Chair of DirectWomen Board Institute (since 2019);
formerly, Member of DirectWomen Board (nonprofit) (2007
to 2022)

Interested Director and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Western Asset Emerging Markets Debt Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

Western Asset Emerging Markets Debt Fund Inc.

Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2007
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2027, year 2028 and year 2026, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:
 (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
 (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
Western Asset Emerging Markets Debt Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Emerging Markets Debt Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation.
Principal Investment Policies and Strategies
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. In accordance with the requirements of the 1940 Act, the Fund reclassified its diversification status from non-diversified to diversified. Under normal market conditions, the Fund invests at least 80% of its managed assets in debt securities of issuers in emerging market countries. “Emerging market country” is defined as any country which is, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Markets Bond Index Global Diversified or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income. The Fund may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers, including equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”). Except as otherwise indicated in the Fund’s prospectus, convertible securities are not subject to any minimum credit quality requirements. The Fund may invest in securities denominated in currencies of emerging market countries.
The Fund will seek to maintain an average portfolio duration between 20% above and 20% below the average duration of the JPMorgan Emerging Markets Bond Index Global Diversified.
In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities. Upon the adviser’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its managed assets in investments of non-corporate issuers, including high-quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.
The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers.
The Fund usually attempts to maintain a portfolio with a weighted average credit quality rated B3 or above by Moody’s Investor Service (“Moody’s”) or B- or above by Standard & Poor’s Corporation (“S&P”), or equivalent ratings from any nationally recognized statistical

Western Asset Emerging Markets Debt Fund Inc.

rating organization. Unrated securities will be assigned a rating by the adviser in its reasonable judgment.
The Fund may use leverage through borrowings, including loans from certain financial institutions, entering into reverse repurchase agreements, and/or the issuance of debt securities, and through the issuance of preferred stock. Pursuant to the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. In addition, the Fund may engage in additional reverse repurchase agreements and similar investment management techniques which provide leverage. Under Rule 18f-4 described below, a fund may treat reverse repurchase agreements and similar investment management techniques as subject to applicable coverage limits under the 1940 Act or treat them as derivative transactions.
The Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into various interest rate (such as swaps, caps, floors and collars) and currency (such as currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies) transactions and enter into other similar transactions which may be developed in the future to the extent the adviser determines that they are consistent with the Fund’s investment objectives and policies and applicable regulatory requirements. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.
The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the adviser deems to be creditworthy.
The Fund may lend portfolio securities to brokers or dealers or other financial institutions, so long as the borrower of the loaned securities deposits cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent.
Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
The Fund may invest up to 15% of its managed assets in illiquid securities, which are securities that cannot be sold within seven days at a price which the Fund would determine to be fair value.
The Fund may invest in distressed debt securities, which are debt securities subject to bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund, or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P), or which, if unrated, are in the judgment of the adviser of equivalent quality. The Fund will generally not invest more than 5% of its assets in securities that are already in default or subject to bankruptcy proceedings.
The Fund may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).
The Fund may invest in securities of other investment companies to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may also invest in securities of private funds that rely on exceptions from the definition of investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act, structured finance vehicles or other entities not traditionally considered pooled investment vehicles, and companies that rely on the exceptions from the definition of investment company under Section 3(c)(5)(A) or (B) of the 1940 Act. The Fund may invest in portfolio affiliates of the Fund within the meaning of, and in reliance on, Rules 17a-6 and 17d-1(d)(5) under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when Western Asset believes that share prices of other investment companies offer attractive values. In general, under the 1940 Act, an investment company may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies (the “3-5-10% Limitations”). The Fund may rely on certain exemptions to exceed the 3-5-10% Limitations when investing in another registered investment company (including money market funds) or business development company. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

Western Asset Emerging Markets Debt Fund Inc.

Principal Risk Factors
There is no assurance that the Fund will meet its investment objectives. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The following section includes a summary of the principal risks of investing in the Fund.
Investment Risk and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Foreign (Non-U.S.) Investment Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its managed assets in debt securities of emerging market issuers. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of
Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Economic and Political Risks. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries.
Investment Controls; Repatriation. Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Western Asset Emerging Markets Debt Fund Inc.

Market Illiquidity. No established secondary markets may exist for many of the emerging market issuer securities in which the Fund will invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Rated and Unrated Securities. At any one time, substantially all of the Fund’s managed assets may be invested in instruments that are low rated or unrated. Debt securities of emerging market issuers may be considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.
Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.
Below Investment Grade Securities (High-Yield) Risk. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Credit Risk and Counterparty Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly.  The Fund could be delayed or hindered in its

Western Asset Emerging Markets Debt Fund Inc.

enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Investment in Loans Risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk and interest rate risk, which are discussed above, and prepayment risk and extension risk, which are discussed below. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments. The Fund considers “junior loans” to be loans that have a junior position in an issuer’s capital structure. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. There are no limitations on the Fund’s investments in junior loans. Bank loans may not be considered securities and therefore, the Fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
Smaller Company Risk. The Fund is subject to smaller company risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price, its distributions or its overall return.
Liquidity Risk. The Fund may invest up to 15% of its managed assets in illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing

Western Asset Emerging Markets Debt Fund Inc.

markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Duration Risk. The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments exposes the Fund to certain magnified risks. These include interest rate risk, credit risk and liquidity risk as discussed above.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Leverage Risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the  value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred stock. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.
Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value
Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.
Equity Securities Risk. The Fund may invest up to 20% of its managed assets in all types of equity securities. The stock markets are volatile and the market prices of the Fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. If the Fund holds equity securities in a company that becomes insolvent, the Fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the Fund may lose its entire investment.
Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.
Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign

Western Asset Emerging Markets Debt Fund Inc.

central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income exempt from federal income taxes. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
In determining to opt in to the MCSAA, the Board considered its fiduciary obligations to the Fund. In particular, the Board considered whether the interests of a short-term professional investor seeking to arbitrage the Fund’s market price would be consistent with the interests of Common Stockholders that invested in the Fund due to its investment objective of total return with an emphasis on income. In order to seek to allow the Fund to achieve its investment objective for those long-term Common Stockholders, the Board determined that it would be in the best interests of the Fund to opt in to the MCSAA. In making this decision, the Board considered a decision in the U.S. District Court for the District of

Western Asset Emerging Markets Debt Fund Inc.

Maryland, which had the effect of allowing a closed-end fund organized in Maryland to remain opted in to the MCSAA notwithstanding a counterclaim alleging that the fund’s decision to opt in to the MCSAA violated Section18(i) of the 1940 Act. A recent decision by the U.S. District Court for the Southern District of New York, however, held that certain Funds that opted into the MCSAA violated Section18(i) of the 1940 Act. The decision has been affirmed by the U.S. Court of Appeals for the Second Circuit. These decisions are incompatible with the prior decision in Maryland federal court that allowed a registered closed-end fund organized as a Maryland corporation to remain opted into the MCSAA, resulting in a circuit split on the issue. There is a risk that a court could follow the reasoning of the New York federal court, as opposed to the decision of the Maryland federal court, when determining whether a closed-end fund organized in Maryland can opt in to the MCSAA.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Managed Distribution Risk. Under a managed distribution policy, the Fund would intend to make monthly distributions to stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. If the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.
Western Asset Emerging Markets Debt Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Cybersecurity Risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-14 that was declared effective by the SEC on September 26, 2016. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Emerging Markets Debt Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such
Western Asset Emerging Markets Debt Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Emerging Markets Debt Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$5,066,758
Section 163(j) Interest Earned	§163(j)	$47,215,687
Interest Earned from Federal Obligations	Note (1)	$589,738
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
Western Asset Emerging Markets Debt Fund Inc.

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Western Asset
Emerging Markets Debt Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Emerging Markets Debt Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
EMD

Western Asset Emerging Markets Debt Fund Inc.
Western Asset Emerging Markets Debt Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90304-A 2/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2024 and December 31, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,455 in December 31, 2024 and $68,130 in December 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2024 and $0 in December 31, 2025.

(c) Tax Fees. he aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in December 31, 2024 and $10,000 in December 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in December 31, 2024 and $0 in December 31, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $334,889 in December 31, 2024 and $344,935 in December 31, 2025.

h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2024

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2025

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Rafael Zielonka Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2025	Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

Prashant Chandran Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2025	Co-portfolio manager of the fund Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2007.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	61	$82.65 billion	None	None
	Other Pooled Vehicles	189	$47.17 billion	16	$3.01 billion
	Other Accounts	273	$79.61 billion	11	$6.20 billion
Christopher Kilpatrick‡	Other Registered Investment Companies	11	$3.84 billion	None	None
	Other Pooled Vehicles	7	$546 million	3	$389 million
	Other Accounts	13	$820 million	None	None
Rafael Zielonka ‡	Other Registered Investment Companies	4	$3.35 billion	None	None
	Other Pooled Vehicles	6	$1.61 billion	None	None
	Other Accounts	4	$692 million	None	None
Prashant Chandran ‡	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	2	$68 million	None	None
	Other Accounts	12	$527 million	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (As of December 31, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of December 31, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Christopher Kilpatrick	G
Rafael Zielonka Prashant Chandran	A A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 27, 2026